SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2002

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Red Hill Avenue, Santa Ana, California 92705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 223-1111

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Item 5. Other Events

     On February 19, 2002, the Board of Directors of Calavo Growers, Inc. voted in favor of amending the Company’s Bylaws. The Amended and Restated Bylaws amend Article VI of the Bylaws in its entirety by, among other things, eliminating restrictions on the transfer of shares other than transfer restrictions that are imposed by applicable federal and state securities laws. The Amended and Restated Bylaws are provided in this Current Report as Exhibit 99.1.

Item 7. Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

99.1	Amended and Restated Bylaws of Calavo Growers, Inc., a California Corporation

99.2	Press Release dated March 5, 2002, of the Registrant.

Item 9. Regulation FD Disclosure

     On March 5, 2002, Calavo Growers, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.,

March 5, 2002	By:	/s/ Lecil E. Cole

Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/ Egidio Carbone, Jr.

Egidio Carbone, Jr. Vice President Finance and Corporate Secretary (Principal Financial Officer)

3